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                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, in his capacity as an officer of PeopleSoft, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on his knowledge:

        - the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        - the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  August 12, 2002


/S/ CRAIG A. CONWAY
-----------------------------------
Craig A. Conway
President and Chief Executive Officer
PeopleSoft, Inc.


/S/ KEVIN T. PARKER
-----------------------------------
Kevin T. Parker
Executive Vice President, Finance and Administration
Chief Financial Officer
PeopleSoft, Inc.